UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2022

Ackrell SPAC Partners I Co.

(Exact name of registrant as specified in its charter)

Delaware	001-39821	83-3237047
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2093 Philadelphia Pike #1968

Claymont, DE 19703

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 560-4753

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one subunit and one-half of one warrant	ACKIU	The Nasdaq Stock Market LLC
Subunits included as part of the units, each consisting of one share of common stock, $.0001 par value, and one-half of one warrant	ACKIT	The Nasdaq Stock Market LLC
Redeemable warrants	ACKIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 3, 2022, Ackrell SPAC Partners I Co. (the “Company”) (i) filed a supplement to its proxy statement dated May 26, 2022 (the “Proxy Statement”) for its special meeting of stockholders to be held on June 21, 2022 for stockholders to consider and vote on a proposal to extend the time the Company has to consummate an initial business combination at the request of the Sponsor on a monthly basis from June 23, 2022 to September 23, 2022, subject to the approval of the Board of Directors of the Company, provided the Sponsor or its designees deposit into the trust account an amount equal to $0.03 per share within seven days after the commencement of each extension period and (ii) issued a press release (the “Press Release”) announcing that holders of shares of common stock underlying the subunits issued in the Company’s initial public offering will have until Thursday, June 16, 2022 (not June 17, 2022 as stated in the Proxy Statement) to request the redemption of their public shares into their pro rata portion of the funds held in the trust account.

A copy of the Press Release is furnished as Exhibit 99.1 hereto. The information in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 3, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACKRELL SPAC PARTNERS I CO.

Date: June 3, 2022	By:	/s/ Long Long
		Name:	Long Long
		Title:	Chief Financial Officer

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